SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 OR 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 26, 2004


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

VSE CORPORATION


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit
              Number
              ------
               99.1 News Release, February 23, 2004 entitled "VSE Reports Consolidated Financial Results for 2003"

Item 12.  Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 is a copy of the Registrant's news release dated February 23, 2004 announcing the consolidated financial results for 2003.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VSE CORPORATION
                                         (Registrant)

Date:  February 26, 2004
                                         /s/ T. R. Loftus
                                         -------------------------------
                                         T. R. Loftus
                                         Senior Vice President and
                                         Chief Financial Officer